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                                                                  EXECUTION COPY

                                  AMENDMENT TO
                          MANAGEMENT SERVICES AGREEMENT

         THIS AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this "AMENDMENT") is made as of the 11th day of December, 1998, by and between LSP-COTTAGE GROVE, L.P., a Delaware limited partnership (the "OWNER") and COGENTRIX ENERGY, INC., a Delaware corporation ("MANAGER").

                              STATEMENT OF PURPOSE

         WHEREAS, the Owner and LS Power Corporation ("LS Power") entered into that certain Management Services Agreement, dated as of May 1, 1995 (the "Agreement");

         WHEREAS, LS Power assigned all of its right, title and interest in, to and under the Agreement to Manager and Manager assumed all of the obligations of LS Power in, to and under the Agreement pursuant to that certain Assignment and Assumption Agreement, dated as of March 20, 1998; and

         WHEREAS, Manager and Owner wish to amend the Management Services Agreement to the extent set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. CERTAIN TERMS. All capitalized terms used herein without definition shall have the meanings assigned thereto in the Agreement.

         2. AMENDMENTS TO AGREEMENT.

         (a) The following definition shall be amended and restated in its entirety:

                  "1.9. Partnership Agreement: Amended and Restated Limited Partnership Agreement of LSP-Cottage Grove, L.P., dated June 30, 1995, as amended by the First Amendment thereto, dated June 18, 1996 and the Second Amendment thereto, dated as of March 20, 1998 and the Third Amendment thereto, dated as of November 15, 1998."

         (b) The following definitions shall be added to Article 1 of the Agreement in the respective alphabetical position:

                  "Debt Service Letter of Credit: shall have the meaning ascribed thereto in the Partnership Agreement."


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                  "Management Fee Payment Date: shall mean each monthly date on which Owner is obligated to pay the Management Fee to Manager in accordance with Section 9.1."

                  "Promissory Note: any promissory note delivered from time to time by Manager in respect of a Debt Service Letter of Credit."

         (c) The following Section 9.2 shall be added to the Agreement:

                  "9.2 In the event that interest shall be due and payable in respect of a Promissory Note on any Management Fee Payment Date, the Owner shall pay to Manager on such Management Fee Payment Date an amount equal to the Management Fee minus the interest which is due and payable as of such Management Fee Payment Date."

         3. NO OTHER AMENDMENTS. Except as specifically amended pursuant to this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         4. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the internal law (and not the law of conflicts) of New York.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         6. AMENDMENT OR WAIVER. The parties agree that this Amendment is entered into in accordance with Section 18.9 of the Agreement.

                  [Remainder of page intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                             OWNER:

                                LSP-COTTAGE GROVE, L.P.
                                By: LSP-Cottage Grove, Inc., its general partner



                                By: /s/ Thomas F. Schwartz
                                   ---------------------------------------------
                                   Name: Thomas F. Schwartz
                                   Title: Assistant Treasurer


                             MANAGER:

                                COGENTRIX ENERGY, INC.


                                By: /s/ Thomas F. Schwartz
                                   ---------------------------------------------
                                Name: Thomas F. Schwartz
                                Title: Senior Vice President-
                                       Finance and Treasurer



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